SECTION 906 CERTIFICATION

          Pursuant to 18 U.S.C. ss.1350, the undersigned officer of DGHM Investment Trust (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s Report on Form N-CSR for the period ended February 28, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: May 9, 2013

            /s/ Jeffrey C. Baker

Name: Jeffrey C. Baker
Title:   President and Principal Executive Officer

          A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

          This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as a part of the Form N-CSR filed with the Securities and Exchange Commission.

SECTION 906 CERTIFICATION

          Pursuant to 18 U.S.C. ss.1350, the undersigned officer of DGHM Investment Trust (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s Report on Form N-CSR for the period ended February 28, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: May 9, 2013

            /s/ Thomas F. Gibson

Name: Thomas F. Gibson
Title:   Treasurer and Principal Financial Officer

          A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

          This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as a part of the Form N-CSR filed with the Securities and Exchange Commission.